UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                 -----------------------------------------------

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 22, 1998


                          OCWEN ASSET INVESTMENT CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



   VIRGINIA                          001-14043               65-0736120
 (STATE OR OTHER                    (COMMISSION           (I.R.S. EMPLOYER
   JURISDICTION                     FILE NUMBER)          IDENTIFICATION NO.)
 OF INCORPORATION)


                              THE FORUM, SUITE 1000
         1675 PALM BEACH LAKES BOULEVARD, WEST PALM BEACH, FLORIDA       33401
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)          (ZIP CODE)


                                 (561) 682-8000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.  OTHER EVENTS

The news release of Ocwen Asset Investment Corp., dated September 22, 1998, announcing its third quarter dividend and a stock repurchase program, is attached and filed herewith as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (a)  Financial Statements.

         Not Applicable.

    (b)  Pro Forma Financial Information.

         Not Applicable

    (c)  Exhibits

         (99) News release of Ocwen Asset Investment Corp. dated September 22, 1998.


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                         OCWEN ASSET INVESTMENT CORP.
                                         (Registrant)


                                         By: /s/   Mark S. Zeidman
                                         ---------------------------------------
                                                   Mark S. Zeidman
                                                   Senior Vice President and
                                                   Chief Financial Officer



Date:   September 22, 1998


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


                                INDEX TO EXHIBIT



     EXHIBIT NO.       DESCRIPTION                                          PAGE
     -----------       -----------                                          ----

         99            News release of Ocwen Asset Investment Corp. dated     5
                       September 22, 1998.



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